Income taxes	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
Income taxes

5. Income taxes

The following table summarizes our income tax benefit and effective tax rates for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011:

	13 Weeks Ended		26 Weeks Ended
($ In millions)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011
Loss before income taxes	$(56)	$(62)	$(154)	$(195)
Income tax benefit	20	28	58	94
Effective tax rate	(35.7)%	(45.2)%	(37.7)%	(48.2)%

The effective tax rates for the thirteen and twenty-six weeks ended July 28, 2012 and July 30, 2011 were based on our forecasted annualized effective tax rates, adjusted for discrete items that occurred within the periods presented. Our forecasted annualized effective tax rate is 41.3% for the twenty-six weeks ended July 28, 2012 compared to 48.4% for the same period last year. The difference between our forecasted annualized effective tax rates was primarily due to an increase in the earnings that are permanently reinvested outside the United States, a decrease in taxable permanent adjustments and a change in the mix of earnings between jurisdictions.

For the thirteen weeks ended July 28, 2012, our effective tax rate was impacted by a tax expense of $3 million related to adjustments to deferred taxes resulting from a change in statutory tax rate. For the thirteen weeks ended July 30, 2011, our effective tax rate was impacted by a tax expense of $3 million related to adjustments to deferred taxes resulting from a change in statutory tax rate. This was partially offset by a tax benefit of $1 million related to state income taxes.

For the twenty-six weeks ended July 28, 2012, our effective tax rate was impacted by a tax expense of $3 million related to adjustments to deferred taxes resulting from a change in statutory tax rate and approximately $1 million related to changes to our liability for uncertain tax positions. For the twenty-six weeks ended July 30, 2011, our effective tax rate was impacted by a tax expense of $3 million related to adjustments to deferred taxes resulting from a change in statutory tax rate. This was partially offset by a tax benefit of $2 million related to changes to our liability for uncertain tax positions and $1 million related to state income taxes.

Note 10—Income taxes

Earnings before income taxes are as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

U.S.	$(3)	$(33)	$287
Foreign	153	165	57

Earnings before income taxes	$150	$132	$344

Income tax (benefit) expense is as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Current:
U.S. Federal	$—	$(95)	$22
Foreign	42	56	26
State	—	(14)	7

Total current income tax (benefit) expense	$42	$(53)	$55

Deferred:
U.S. Federal	$5	$48	$(46)
Foreign	(48)	(38)	44
State	—	8	(13)

Total deferred income tax (benefit) expense	$(43)	$18	$(15)

Total Income tax (benefit) expense	$(1)	$(35)	$40

Included within the total provision for income taxes are benefits of $4 million and $18 million related to interest and penalties in fiscals 2011 and 2010, respectively, and expense of $2 million related to interest and penalties in fiscal 2009. The interest and penalties relate to tax payments and refunds for prior period tax filings made or to be made, as well as amounts associated with increases and decreases to unrecognized tax benefits.

We have not provided deferred taxes on approximately $169 million of accumulated earnings of certain foreign subsidiaries as it is management’s intention to reinvest those earnings indefinitely. Determination of the amount of unrecognized deferred income tax liabilities on these earnings is not practicable because such liability, if any, is dependent on circumstances existing if and when remittance occurs.

The effective tax rate reconciliations are as follows:

	Fiscal years ended
	January 28, 2012	January 29, 2011	January 30, 2010

U.S. Federal statutory tax rate	35.0%	35.0%	35.0%
State taxes, net of U.S. Federal benefit	—%	(6.9)%	(0.5)%
Foreign operations(1)	(38.5)%	(28.8)%	(25.7)%
U.S. Federal valuation allowance	2.0%	2.8%	1.0%
Unrecognized tax benefits(2)	1.3%	(31.8)%	3.0%
Other	(0.5)%	3.2%	(1.2)%

Effective tax rate	(0.7)%	(26.5)%	11.6%

(1)	Foreign operations include the net impact of: differences between local statutory rates and the U.S. Federal statutory rate; the impact of changes to foreign valuation allowances; the net cost of foreign unrecognized tax benefits; the cost of repatriating foreign earnings, net of foreign tax credits; changes to our assertion regarding the permanent reinvestment of foreign earnings related to certain foreign entities; permanent items related to foreign operations; as well as changes in the tax status of foreign entities.

(2)	Unrecognized tax benefits include benefits related to the resolution of issues in connection with concluding tax examinations, receiving a favorable ruling from a taxing authority, making protective elections, as well as changes to and clarifications of tax rules and regulations. See “Unrecognized Tax Benefits” in this footnote.

The tax effects of temporary differences that give rise to deferred tax assets and liabilities are:

(In millions)	January 28, 2012	January 29, 2011

Deferred tax assets:
U.S. Federal tax credit and other carryforwards	$110	$93
State tax loss and other carryforwards	69	73
Foreign tax loss and other carryforwards	193	194
Straight line rent	133	133
Inventory	60	47
Insurance loss reserve	34	32
Restructuring charges	22	24
Other	113	116

Gross deferred tax assets before valuation allowance	734	712
Valuation allowance	(101)	(162)

Total deferred tax assets	$633	$550

Deferred tax liabilities:
Fixed assets	$(199)	$(204)
Undistributed earnings of foreign subsidiaries	(110)	(80)
Foreign currency translation	(23)	(21)
Other	(50)	(47)

Total deferred tax liabilities	$(382)	$(352)

Net deferred tax assets	$251	$198

The deferred tax assets and liabilities above are reflected in the Consolidated Balance Sheets as follows:

(In millions)	January 28, 2012	January 29, 2011

Current deferred tax assets	$128	$107
Current deferred tax liabilities(1)	(2)	(5)
Non-current deferred tax assets	279	215
Non-current deferred tax liabilities	(154)	(119)

	$251	$198

(1)	The current deferred tax liabilities are included as components of Accrued expenses and other current liabilities in the Consolidated Balance Sheets.

Our gross deferred tax assets above include an offset of $9 million and $21 million of unrecognized tax benefits related to tax loss carryforwards as of January 28, 2012 and January 29, 2011, respectively.

Carryforwards

In addition to the unused portion of losses and credits reported on tax returns, our carryforwards also include interest deductions that are being carried forward due to thin-capitalization and other tax limitations, as well as credits that will be realized in connection with the undistributed earnings of foreign subsidiaries on which we have provided taxes.

Of our $110 million of U.S. Federal tax credit and other carryforwards, less than $1 million will expire during the next 1 to 4 years, and the remainder may be carried forward indefinitely. Of our $69 million of state tax loss and other carryforwards, $3 million will expire during the next 5 years, $53 million will expire during the next 6 to 20 years, and $13 million may be carried forward indefinitely. Of our $193 million of foreign tax loss and other carryforwards, $1 million will expire during the next 1 to 4 years, $2 million will expire during the next 6 to 20 years, and $190 million may be carried forward indefinitely.

On July 21, 2005, the Company was acquired by the Sponsors. U.S. Federal and certain state and foreign taxing jurisdictions impose limitations on the amount of tax losses, credits and other carryforwards that can be used to offset current income and tax within any given year when there has been an ownership change. We have evaluated the impact of these limitations and have established a valuation allowance to reduce some of these deferred tax assets to the amount expected to be realized.

Valuation Allowance

Management has established a valuation allowance to offset some of our deferred tax assets as we believe it is more likely than not these assets will not be realized. During fiscal 2011, our valuation allowance decreased by $61 million. This includes a $3 million increase for U.S. Federal tax credit and other carryforwards, a $3 million decrease for State tax loss and other carryforwards, and a $61 million decrease for Foreign tax loss and other carryforwards. The $61 million decrease for Foreign tax loss and other carryforwards includes a $69 million reduction related to tax loss and other carryforwards for which it has become more likely than not that we will realize a benefit due to the improved operating performance of one of our foreign subsidiaries, partially offset by $8 million of increases related to other foreign subsidiaries.

Of our total valuation allowance of $101 million, there is $7 million related to the foreign valuation allowance which, if a benefit is subsequently recognized, will result in a reduction of another asset.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (excluding interest and penalties) is as follows:

	Fiscal years ended
(In millions)	January 28, 2012	January 29, 2011	January 30, 2010

Beginning balance	$57	$158	$132
Additions for tax positions of the current year	6	11	26
Additions for tax positions of prior years	3	13	44
Reductions for tax positions of prior years(1)	(8)	(95)	(25)
Settlements	(11)	(30)	(21)
Currency translation adjustment	(2)	—	6
Lapse of statute of limitations	(3)	—	(4)

Ending balance	$42	$57	$158

(1)	Reductions for tax positions of prior years include amounts related to the resolution of issues in connection with concluding tax examinations, receiving favorable rulings from tax authorities, making protective elections, as well as changes to and clarifications of tax rules and regulations.

At January 28, 2012, $24 million of the $42 million of unrecognized tax benefits would affect our effective tax rate, if recognized, and the remaining $18 million would affect our deferred tax accounts. In addition, we had $5 million and less than $1 million accrued interest and penalties, respectively, at January 28, 2012. We had $6 million and $2 million of accrued interest and penalties, respectively, at January 29, 2011, and $26 million and less than $1 million of accrued interest and penalties, respectively, at January 30, 2010.

The Company and its subsidiaries are subject to taxation in the United States and various foreign jurisdictions. Of the major jurisdictions, we are subject to examination in: the United States for U.S. Federal purposes for fiscal 2006 and forward and for state purposes for fiscal 2002 and forward; Australia for fiscal 2009 and forward; Canada for fiscal 2003 and forward; France for fiscal 2008 and forward; Germany for fiscal 2005 and forward; Japan for fiscal 2005 and forward; Spain for fiscal 2004 and forward; and the U.K. for fiscal 2009 and forward. While it is often difficult to predict whether we will prevail, we believe that our tax liabilities for unrecognized tax benefits reflect the more likely than not outcome of known tax contingencies.

We believe that it is reasonably possible that the total amount of unrecognized tax benefits of $47 million (inclusive of tax, interest and penalties) will decrease by as much as $16 million during the next twelve months due to the resolution of ongoing tax examinations and lapses of applicable statutes of limitations.